UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2019

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

2701 E. Grauwyler Rd.
Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (214) 740-6500

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐  Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 2, 2019, the Board of Directors (the “Board”) of Exela Technologies, Inc. (the “Company”), elected J. Coley Clark as a Class A director of the Company effective December 2, 2019 to serve until the 2021 Annual Meeting of Stockholders of the Company. Mr. Clark will stand for election at the 2021 Annual Meeting for a three-year term. Beginning January 1, 2020, Mr. Clark will serve on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee of the Board, including serving as Chair of the Compensation Committee.

Mr. Clark will be compensated on the same basis as all other non-management directors of the Company, as described under “Director Remuneration” in the Company’s Proxy Statement for its 2019 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 30, 2019, except the equity grants, which shall be considered at the next regularly scheduled meeting of the Board. Mr. Clark will receive a pro rata share of the annual director compensation for the 2019 calendar year.

There are no arrangements or understandings pursuant to which Mr. Clark was elected as a director, and there are no related party transactions between the Company and Mr. Clark reportable under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on December 5, 2019 announcing the appointment of Mr. Clark. A copy of this press release is included as Exhibit 99.1 to this Form 8-K. The information contained in the accompanying Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Exela Technologies, Inc. issued on December 5, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2019

Exela Technologies, Inc.

By:	/s/ Erik L. Mengwall
Erik L. Mengwall
Secretary

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